SHEPMYERS INVESTMENT COMPANY


                          ANNUAL REPORT TO SHAREHOLDERS



                                December 31, 1997



                                  P.O. Box 339
                           Hanover, Pennsylvania 17331

/LOGO/



                          Shepmyers Investment Company
                                  P.O. Box 339
                           Hanover, Pennsylvania 17331




                                February 11, 1998



We are pleased to forward the Annual Report reflecting the company's financial results for the year ended December 31, 1997.

The combination of low inflation, a strong U.S. economy, the unexpected decline in the federal budget deficit, and turbulent financial markets in Asia has led to considerable volatility in long-term interest rates during 1997. Early in the year, it appeared the expected economic slowdown was not materializing. This prompted the Federal Reserve to increase the Fed Funds Rate by .25% to 5.50% and the 30-year Treasury yield drifted above 7%. The Federal Reserve has since stayed on the sidelines as the dissipation of inflation expectations combined with the turmoil in Asia has increased the demand for Treasuries helping to bring long-term interest rates below 6% in December 1997.

Contrary to broadly-held expectations for higher rates at the beginning of 1997, municipal yields declined during the year. The yield on the Bond Buyer Index decreased from 5.66% at the end of 1996 to 5.15% at the close of 1997. The portfolio's yield likewise declined from 5.54% at December 31, 1996 to 5.34% at December 31, 1997.

The portfolio continues to embody the goals of strong credit quality, diversification of holdings and conservative maturity structure. Eighty-nine percent of the bonds are rated at least "AA-" by either Standard & Poor's or Moody's Investors Service. The portfolio is diversified among fifty-three separate issuers across twenty-one states. This diversification mitigates the risks associated with economic events occurring in any one state or region. Fifty-nine percent of the bonds mature in eight years or less and the longest maturity in the portfolio is sixteen years. The weighted average maturity of the portfolio is conservative at 7.17 years.

On behalf of the Board of Directors, I am pleased to report the declaration of an extra dividend of $0.362 per share from earnings generated by the company during 1997. This is payable March 2, 1998 to shareholders of record February 20, 1998. This brings the total distributions from 1997 earnings to $1.009674.

To assist you in preparation of your 1997 income tax returns, listed below are certain tax attributes concerning the dividends paid to you during 1997.

         1) Capital gain distribution represented $.047674 per share. Of this amount 61.20% is considered "28% type capital gains".

         2) The remainder of the distributions to you ($.99 per share) during 1997 represented tax-exempt interest dividends for federal income tax purposes.

         3) For Pennsylvania residents, 48.30% of the federally tax-exempt interest dividends should be considered Pennsylvania exempt-interest dividends and are not subject to Pennsylvania Personal Income Tax in 1997.


We appreciate the confidence you have expressed in the Board and welcome your questions and suggestions.


Sincerely,


/s/  Paul E. Spears
----------------------------
Paul E. Spears
President and Chairman of the Board

                         [ERNST & YOUNG LLP LETTERHEAD]



                         Report of Independent Auditors

Shareholders and Board of Directors
Shepmyers Investment Company

We have audited the accompanying statement of assets and liabilities of Shepmyers Investment Company, including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Shepmyers Investment Company as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                            /s/ Ernst & Young LLP


January 16, 1998

                          Shepmyers Investment Company

                       Statement of Assets and Liabilities

                                December 31, 1997

Assets
Investments at market value (cost $14,967,826)                      $15,517,861
Accrued interest receivable and other assets                            212,288
                                                                    -----------
Total assets                                                         15,730,149

Liabilities
Dividends payable                                                       115,236
Accrued liabilities                                                      63,004
                                                                    -----------
Total liabilities                                                       178,240
                                                                    -----------
Net assets at market, applicable to 768,238
   issued and outstanding common shares
   at $.50 par value per share, equivalent
   to $20.24 a share (2,000,000 shares authorized)                  $15,551,909
                                                                    ===========

See accompanying notes.

                          Shepmyers Investment Company

                                   Investments

                                December 31, 1997


Principal                                                                                 Market
  Amount               Description                                                        Value
--------------------------------------------------------------------------------------------------
            Housing finance agency bonds--5.45%
$125,000    Minnesota Housing Finance Agency, Single Family Mortgage, 6.80%,
               due 1/1/99, callable 1/1/96 at 102                                      $   128,125
 190,000    Massachusetts Housing Finance Agency, 6.75%, due 6/1/99, callable
               12/1/96 at 102                                                              195,225
 100,000    Oregon State Housing and Community Service Department, Single
               Family Mortgage, 4.20%, due 7/1/99                                          100,190
 400,000    Pennsylvania Housing Finance System, Single Family Mortgage,
               Series S, 7.25%, due 10/1/03                                                423,000
                                                                                       -----------
            Total housing finance agency bonds                                             846,540

            General obligation bonds--54.58%
 200,000    Port Corpus Christi Authority, 4.40%, due 2/1/98                               200,000
 250,000    Wisconsin State, 6.40%, due 5/1/00,
               pre-refunded 5/1/98 at 101                                                  254,450
 175,000    Birmingham, Alabama, 7.00%, due 7/1/98                                         177,748
 640,000    Commonwealth of Pennsylvania, First Series, 6.60%,
               due 6/1/01, pre-refunded 6/1/99 at 101.5                                    672,064
 300,000    New Hampshire, 6.50%, due 10/1/99, callable
               4/1/99 at 102                                                               312,480
 300,000    Dauphin County Pennsylvania, 4.90%, due 3/15/00 (MBIA)                         304,890
 200,000    Pleasant Valley Pennsylvania School District, 6.00%,
               due 3/15/07, pre-refunded 3/15/00 at 100 (MBIA)                             208,160
 300,000    New Mexico State Severance, 5.20%, due 7/1/01, callable 7/1/99 at
               100                                                                         304,890


See accompanying notes.

                          Shepmyers Investment Company

                                December 31, 1997


Principal                                                                                 Market
  Amount               Description                                                        Value
--------------------------------------------------------------------------------------------------
            General obligation bonds--54.58% (continued)
$500,000    Washington Suburban Sanitation District, Maryland
               Water Supply, 6.80%, due 6/1/05, pre-refunded
               11/1/01 at 102                                                          $   554,700
 350,000    Montgomery County Pennsylvania, 5.20%, due
               10/15/07, pre-refunded 10/15/00 at 100                                      360,605
 215,000    Utah State Municipal Finance Coop., Salt Lake,
               6.90%, due 3/1/02 (LOC - Government Revenue Pooled), callable
               3/1/01 at 100                                                               231,813
 155,000    Cambria County Pennsylvania, 5.20%, due 8/15/02 (FGIC)                         160,394
 350,000    Erie County Pennsylvania, 4.90%, due 9/1/04
               callable 9/1/98 at 100                                                      350,700
 250,000    Wissahickon Pennsylvania School District, 4.75%, due
               11/15/05, callable 11/15/02 at 100                                          253,475
 510,000    Indiana Bond Bank, Series A2, 6.75%, due 1/1/06, callable 1/1/01
               at 102 (LOC Sumitomo Bank Ltd.)                                             548,760
 300,000    Haverford Township, Pennsylvania School District (Delaware
               County), 6.00%, due 6/1/09, pre-refunded 6/1/04 at 100 (FGIC)               325,830
 225,000    Wilkes-Barre, Pennsylvania School District, (Luzerne
               County), 6.00%, due 4/1/08, callable 10/1/04 at 100 (FGIC)                  245,250
 210,000    Delaware County, Pennsylvania, 5.35%, due 10/1/08,
               callable 10/1/00 at 100                                                     219,933
 200,000    Seneca Valley Pennsylvania School District, 5.50%,
               due 2/15/09, callable 8/15/05 at 100                                        209,640
 290,000    Ephrata Pennsylvania Area School District, 5.40%, due
               10/15/09, callable 10/15/01 at 100 (FGIC)                                   298,265
 275,000    Shippensburg Pennsylvania, 5.00%, due 11/15/09, callable 11/1/02
               at 100 (FGIC)                                                               277,255
 200,000    Connecticut State, 5.35%, due 5/15/10, callable 5/15/06 at 101                 208,360


See accompanying notes.

                          Shepmyers Investment Company

                                December 31, 1997


Principal                                                                                 Market
  Amount               Description                                                        Value
--------------------------------------------------------------------------------------------------
            General obligation bonds--54.58% (continued)
$125,000    Berks County Pennsylvania, 5.00%, due 5/15/10 (FGIC)                       $   125,850
 210,000    Beaver County Pennsylvania, 5.50%, due 10/1/10,
               callable 10/1/06 at 100 (MBIA)                                              219,135
 325,000    Port Houston Authority, Harris County Texas, 5.00%, due 10/1/10,
               callable 10/1/07 at 100                                                     327,925
 100,000    Arlington Heights, Illinois, 5.00%, due 12/1/11, callable 12/1/05
               at 100                                                                      100,720
 250,000    Pennsylvania State Refunding and Projects, 5.375%, due
               4/15/12, callable 4/15/03 at 101.50                                         257,725
 450,000    Florida State Board of Education, 5.30%, due 6/1/13, callable
               6/1/03 at 101                                                               458,685
 300,000    Armstrong Pennsylvania School District, 5.00%, due 9/15/14,
               callable 9/15/04 at 100 (FGIC)                                              300,060
                                                                                       -----------
            Total general obligation bonds                                               8,469,762

            Special obligation bonds--1.97%
 300,000    Pennsylvania Intergovernmental Coop Authority,
               Special Tax Revenue, Philadelphia Fund, 4.70%,
               due 6/15/01 (FGIC)                                                          304,980
                                                                                       -----------
            Total special obligation bonds                                                 304,980

            Revenue bonds--33.98%
 150,000    Memphis-Shelby County Tennessee Airport
               Authority, 4.25%, due 2/15/98                                               150,000
 245,000    Kenton County Kentucky School District, Finance Corporate School
               Building, 4.25%, due 7/1/98                                                 245,465
 500,000    Hillsborough County Florida Aviation Authority (Tampa
               International Airport), 4.25%, due 10/1/98                                  501,700
 250,000    Kane County Illinois Public Building, Elgin Community College,
               6.80%, due 12/1/02, pre-refunded 12/1/99 at 100                             263,000


See accompanying notes.

                          Shepmyers Investment Company

                                December 31, 1997


Principal                                                                                 Market
  Amount               Description                                                        Value
--------------------------------------------------------------------------------------------------
            Revenue bonds--33.98% (continued)
$230,000    Intermountain Power Agency, Utah, 6.80%, due 7/1/02, callable
               1/1/97 at 102                                                           $   234,968
 300,000    Pennsylvania State Certificates of Participation, Lease Revenue,
               4.90%, due 7/1/02 (AMBAC)                                                   306,540
 350,000    District of Columbia, Georgetown University, 6.90%, due 4/1/04,
               callable 4/1/99 at 102                                                      366,695
 450,000    Chester County Pennsylvania Health and Education Authority (Main
               Line Health System), 4.90% due 5/15/04                                      458,730
 200,000    Allegheny County Pennsylvania Hospital Authority, (Children's
               Hospital), 4.85%, due 7/1/05 (MBIA)                                         203,920
 175,000    State Public Schools Pennsylvania College Revenue (Harrisburg
               Community), 5.10%, due 4/1/06 (MBIA)                                        180,985
 250,000    Lancaster County Pennsylvania Vo-Tech School Authority, 6.50%, due
               2/15/07, callable 2/15/04 at 100                                            275,850
 200,000    Tennessee State LOC Development Authority, 4.75%, due 3/1/08,
               callable 3/1/06 at 100 (MBIA)                                               200,000
 200,000    Salt River Project Arizona, Agricultural and Power System
               Electric System, 5.00%, due 1/1/10, callable 1/1/99 at 100                  203,120
 200,000    Kentucky State Property and Building, 5.00%, due 9/1/10                        201,360
 200,000    Lincoln Nebraska Electric System, 5.25%, due 9/1/11, callable
               9/1/03 at 102                                                               205,200
 125,000    East Penn Pennsylvania School District, 5.45%, due 11/15/11,
               callable 5/15/02 at 100 (MBIA)                                              127,350
 200,000    Madison Wisconsin Sewer System, 5.00%, due 12/1/11, callable
               12/1/06 at 100                                                              201,640


See accompanying notes.

                          Shepmyers Investment Company

                                December 31, 1997


Principal                                                                                 Market
  Amount               Description                                                        Value
--------------------------------------------------------------------------------------------------

            Revenue bonds--33.98% (continued)
$350,000    Lancaster Pennsylvania Area Sewer Authority, 5.50%,
               due 4/1/12, callable 10/1/03 at 100 (MBIA)                              $   360,815
 200,000    Governor Mifflin Pennsylvania School District, 5.40%,
               due 9/15/12, callable 9/15/03 at 100 (AMBAC)                                203,420
 100,000    Virginia Resource Authority (Appromattox River Water Authority),
               5.25%, due 10/1/13, callable 10/1/03 at 102                                 101,330
 275,000    East Penn Pennsylvania School District, 5.55%, due 11/15/13,
               callable 5/15/02 at 100                                                     280,170
                                                                                       -----------
            Total revenue bonds                                                          5,272,258

            Industrial revenue bonds--.84%
 130,000    Chester County Pennsylvania Industrial Development Authority, Glenn
               Avenue Associates, 4.375%, due 11/15/98 (Guaranteed by Provident
               Mutual Life)                                                                130,442
                                                                                       -----------
            Total industrial revenue bonds                                                 130,442

            Short-term investments--at cost, approximating market--3.18%
 493,879    Muni Fund Portfolio of Municipal Funds for Temporary Investment                493,879
                                                                                       -----------
            Total short-term investments                                                   493,879
                                                                                       -----------
            Total investments--100% (cost $14,967,826)                                 $15,517,861
                                                                                       ===========


See accompanying notes.

                          Shepmyers Investment Company

                             Statement of Operations

                          Year ended December 31, 1997

Investment income:
   Interest                                                             $848,096

Expenses:
   Investment advisory fees                                               25,000
   Custodian fees                                                          7,563
   Transfer and dividend disbursing agent fees                             2,250
   Legal and professional fees                                            31,050
   Officers' salaries and directors' fees                                 29,350
   Capital stock tax                                                       2,407
   Clerical                                                                2,500
   Insurance                                                               2,539
   Miscellaneous                                                          12,604
                                                                        --------
                                                                         115,263
                                                                        --------
Net investment income                                                    732,833

Realized and unrealized gain on investments:
   Net realized gain from investment transactions                         42,711
   Net unrealized appreciation of investments                             17,992
                                                                        --------
Net gain on investments                                                   60,703
                                                                        --------
Net increase in net assets resulting from operations                    $793,536
                                                                        ========


See accompanying notes.

                          Shepmyers Investment Company

                       Statements of Changes in Net Assets


                                                                    Year ended December 31
                                                                ------------------------------
                                                                    1997               1996
                                                                -----------        -----------
Changes resulting from operations:
   Net investment income                                        $   732,833        $   769,442
   Net realized gain from investment transactions                    42,711             16,057
   Net unrealized appreciation (depreciation) of
     investments                                                     17,992           (180,868)
                                                                -----------        -----------
Net increase in net assets resulting from operations                793,536            604,631

Distributions to shareholders:
   Dividends from net investment income                            (760,556)          (793,590)
   Dividends from realized capital gains                            (36,624)                --
                                                                -----------        -----------
Total decrease in net assets                                         (3,644)          (188,959)

Net assets:
   Beginning of year                                             15,555,553         15,744,512
                                                                -----------        -----------
   End of year (including undistributed net investment
     income of $269,297 and $297,020, respectively)             $15,551,909        $15,555,553
                                                                -----------        -----------


See accompanying notes.

                          Shepmyers Investment Company

                              Financial Highlights

                                                                    Year ended December 31
                                                 ------------------------------------------------------------
                                                   1997         1996          1995        1994          1993
                                                 -------      -------       -------      -------      -------
PER SHARE DATA (for a share outstanding
   throughout the indicated year)

Net asset value, beginning of year               $ 20.25      $ 20.49       $ 19.81      $ 20.82      $ 20.82

Income from investment operations:
   Investment income                                1.10         1.15          1.16         1.15         1.19
   Expenses                                          .15          .15           .14          .15          .14
                                                 -------      -------       -------      -------      -------
Net investment income                                .95         1.00          1.02         1.00         1.05
Net realized and unrealized gain (loss)
   on investments                                    .08         (.21)          .67         (.95)         .11
                                                 -------      -------       -------      -------      -------
Total from investment operations                    1.03          .79          1.69          .05         1.16

Less distributions:
   Dividends from net investment income             (.99)       (1.03)        (1.01)       (1.06)       (1.13)
   Distribution from net realized gain
     from investment transactions                   (.05)          --            --           --         (.03)
                                                 -------      -------       -------      -------      -------
Total distributions                                (1.04)       (1.03)        (1.01)       (1.06)       (1.16)
                                                 -------      -------       -------      -------      -------
Net asset value, end of year                     $ 20.24      $ 20.25       $ 20.49      $ 19.81      $ 20.82
                                                 =======      =======       =======      =======      =======

Total return based on net asset value
   per share (1)                                    5.09%        3.80%         8.58%         .10%        5.57%
                                                 =======      =======       =======      =======      =======

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (in thousands)           $15,552      $15,556       $15,745      $15,220      $15,994

Ratio of expenses to average net assets              .75%         .75%          .72%         .73%         .67%

Ratio of net investment income to
   average net assets                               4.78%        4.99%         5.10%        5.02%        5.14%

Portfolio turnover rate                            21.71%       12.61%        11.00%       12.68%       14.92%

Number of shares outstanding at end of year      768,238      768,238       768,238      768,238      768,238

----------
(1) Total return based on market price has not been disclosed due to lack of market price information.

See accompanying notes.

                          Shepmyers Investment Company

                          Notes to Financial Statements

                                December 31, 1997


1. Summary of Significant Accounting Policies

The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management company and intends to meet the requirements of a regulated investment company as defined under Subchapter M of the Internal Revenue Code. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

The Company's investment objective is to seek as high a level of income and capital gains, net of federal income tax as is consistent with the preservation of capital. The Company will invest primarily in tax-exempt obligations, but may also own taxable obligations, preferred stock (including convertible preferred stocks), other fixed-income securities and common stocks (including warrants and rights to purchase common stocks). The relative proportions of the types of the Company's portfolio securities will vary from time to time but not less than 50% of the portfolio will be invested in obligations issued by states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations, the interest on which is exempt from federal income tax in the opinion of bond counsel to the issuers.

Valuation of Investments

Investments are valued based on prices furnished by an independent pricing service. This service determines the valuations based on valuations for normal institutional size trading units of debt securities. In most instances, these valuations represent the mean between the most recently quoted bid and ask prices. In the event that market quotations are not readily available, securities are valued at their fair value by the investment advisor under the supervision and responsibility of the Company's Board of Directors. These valuations are believed to accurately reflect the fair market value of such securities.

Recording of Transactions

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividends and distributions to shareholders are recorded on the declaration date.

                          Shepmyers Investment Company

1. Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Determination of Realized Gains or Losses from Investment Transactions

Realized gains or losses from investment transactions are calculated on the identified cost basis.

Federal Income Tax

It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and realized net gain from investment transactions to its shareholders and, accordingly, no provision has been made for Federal income taxes.

Investment Income

The Company records interest income on the accrual basis. In computing net investment income, the Company amortizes premium over the life of the security, unless said premium is in excess of any call price, in which case the excess is amortized to the earliest call date. Original issue discount is accreted over the life of the security.

2. Dividends

On October 6, 1997, the Board of Directors declared a cash dividend from net investment income of $.15 per share payable January 2, 1998 to shareholders of record on December 2, 1997.

                          Shepmyers Investment Company

3. Investment Advisory Fee and Other Transactions With Affiliates

Effective August 31, 1997, the Investment Advisory Agreement between Rittenhouse Financial Services, Inc. (RFS) and the Company was transferred to The Rittenhouse Trust Company, an affiliate company of RFS.

The Investment Advisory Agreement provides that the Company will pay to the Investment Advisor, as compensation for services provided, a fee at an annual rate of $25,000. At December 31, 1997, $6,250 is payable.

An officer of the Company is a partner in a law firm that provides legal services to the Company. Fees to the firm for legal services aggregated $17,000 in 1997, of which $4,250 is payable at December 31, 1997.

The Board of Directors has resolved that each director be paid $250 per meeting attended plus an annual fee of $600, and that the Chairman of the Board be paid an annual consulting fee of $15,000 and other officers an annual salary of $100 as compensation for their services. Directors and officers are reimbursed by the Company for out-of-pocket expenses incurred in attending meetings of the Board of Directors.

4. Cost, Purchases, and Sales of Security Investments

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, aggregated $3,269,550 and $3,531,187, respectively, during the year ended December 31, 1997.

At December 31, 1997, the cost of investment securities owned is the same for financial reporting and federal income tax purposes. Net unrealized appreciation of investment securities is $550,035 (aggregate gross unrealized appreciation of $550,035 less aggregate gross unrealized depreciation of $0).

                          Shepmyers Investment Company

5. Components of Net Assets

The components of net assets at December 31, 1997, are as follows:

         Common stock issued and outstanding, including
            additional paid-in capital                              $14,723,326
         Undistributed net investment income                            269,297
         Undistributed net capital gains                                  9,251
         Net unrealized appreciation of investments                     550,035
                                                                    -----------
         Net assets                                                 $15,551,909
                                                                    ===========

                          Shepmyers Investment Company

           Matters Submitted to Shareholders for Approval - Unaudited


At the annual meeting of shareholders, the following matters were submitted to the shareholders, and the results of their voting is as follows:

   1. Approval of Directors

Name of Candidate               In Favor          Against           Abstain
-----------------               --------          -------           -------

P. E. Spears                     571,656                1              -
G. P. King                       571,656                1              -
L. S. DeVan                      525,693           45,964              -
J. M. Fuss                       571,656                1              -
R. E. Lemmon, Jr.                571,656                1              -
R. P. Myers                      571,656                1              -
P. F. Spears                     571,656                1              -
J. F. Thompson, III              571,656                1              -
C. D. Weber                      571,656                1              -

   2. Continuation of Existing Investing Advisory Contract
                                 570,257                -          1,400

   3. Selection of Ernst & Young LLP as Independent Certified Public Accountants
                                 571,257              200            200

     Effective October 1997, Joseph McLaughlin, Executive Vice President of The Rittenhouse Trust Company ("RTC"), became the Company's co-portfolio manager with George Connell, President, Chief Executive Officer and sole shareholder of RTC. Mr. Connell has been the Company's portfolio manager since its inception. As co-portfolio managers, Mr. McLaughlin and Mr. Connell are primarily responsible for the day-to-day management of the Company's portfolio.

     Mr. McLaughlin had previously been a Vice President, portfolio manager and Manager of the Private Client Group at Rittenhouse Financial Services, Inc. ("RFS"). Prior to joining RTC and RFS in 1992, Mr. McLaughlin had been a Vice President of JP Morgan since 1986. Mr. Connell had previously been Principal Executive Officer, sole shareholder and a director of RFS as well as President and a director of Rittenhouse Capital Management, Inc. and President, Director and Principal of Rittenhouse Financial Securities, Inc.

                               CORPORATE DIRECTORY


DIRECTORS AND OFFICERS

P.E. Spears*
         President and Chairman of the Board

G.P. King*
         Vice President & Treasurer

W.B. McConnel, III
         Secretary

L.S. DeVan*
J.M. Fuss*
R.E. Lemmon, Jr.*
R.P. Myers*
P.F. Spears*
J.F. Thompson, III*
C.D. Weber*

                                                                      *Director

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AUDITOR

Ernst & Young LLP
         Harrisburg, Pennsylvania


COUNSEL

Drinker Biddle & Reath LLP
         Philadelphia, Pennsylvania


INVESTMENT ADVISOR

The Rittenhouse Trust Company
         Radnor, Pennsylvania


CUSTODIAN, TRANSFER AGENT, REGISTRAR & DIVIDEND DISBURSING AGENT

Investors Trust Company
         Wyomissing, Pennsylvania